CERTIFICATION OF ANNUAL REPORT

     I, William Moore, Chief Financial Officer of Loretta Food Group Inc. ("theCompany"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1. The Annual Report on Form 10-KSB of the Company for the period ended December 31, 2004 ("the Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 29, 2005


                                             /s/ William Moore
                                             ----------------------
                                                 William Moore
                                                 Chief Financial Officer

                                    EX-32.1